OMNIQ’s AI-based Automatic License Plate Reader (ALPR) Systems Selected for Deployment at Los Angeles International Airport (LAX)

Salt Lake City, UT, November 22, 2019 –OMNIQ, Corp (OTCQB: QUESD) (“OMNIQ” or “the Company”), a provider of Supply Chain and Artificial Intelligence (AI)-based solutions, via its HTS division, announces that it has been selected to deploy its AI-based ALPR solution at the Los Angeles International Airport (LAX).

Shai Lustgarten, CEO of OMNIQ commented, “We are very proud to have once again been selected to deploy our ALPR systems at one of the largest airports in the world as part of the infrastructure expansion and upgrade of the traffic and parking management systems at LAX. The traffic and parking infrastructure will undergo major upgrades with the completion of the LAX People Mover project and the addition of the city’s rail connection to LAX. The People Mover project includes the commissioning of traffic control systems and new parking garages along the transit lines within the airport complex, and our technology has been selected to complement and support the operation of new parking and traffic initiatives.”

Mr. Lustgarten concluded, “Our selection to be part of the parking and traffic management solution for this new area of the airport reaffirms our customer’s confidence in the HTS ALPR technology and solution. We believe that the selection of our systems for this large project will generate many new opportunities, including additional requests for OMNIQ to renew equipment at existing facilities and eventually to deploy our new SeeCubed™ AI-Based ALPR systems as part of the airport’s continued effort to improve traveler safety and enhance the experience of flying into and out of LAX.”

About OMNIQ, Corp.

OMNIQ Corp. operates two divisions, HTS Image Processing and Quest Solution. HTS Image Processing is a leading provider of computer vision image processing-based solutions using patented and proprietary AI technology to provide real-time surveillance and monitoring for homeland security, traffic & parking management, law enforcement and access control applications as well as supply chain management.

Quest Solution provides supply chain solutions specializing in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. The Company’s mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. OMNIQ’s customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food / beverage, transportation and logistics, health care and chemicals/gas/ oil.

Information about Forward-Looking Statements

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